Subsequent Events	Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

NOTE 9 - SUBSEQUENT EVENTS

On July 22, 2015, the Company entered into a consulting agreement with a cannabis consulting company, which will provide consulting services over six months for a fee of $25,000. The agreement provides for an initial payment of $10,000 and two subsequent payments of $7,500 each with the first payment due thirty days thereafter and the second payment due ninety days thereafter. The consultant has the option to receive the second payment in shares of the Company’s common stock. Vigilant Diversified Holdings, Inc., a Colorado corporation, on behalf of the Company, made the initial payment of $10,000 on July 24, 2015 and second payment of $7,500 on August 27, 2015.